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                                                                   EXHIBIT 8(ii)


                          FUND PARTICIPATION AGREEMENT


         This Fund Participation Agreement (the "Agreement"), dated as of the 1st day of August, 1999, is made by and among American General Annuity Insurance Company ("Company"), One Group(R) Investment Trust (the "Trust"), the Trust's investment advisor, Banc One Investment Advisors Corporation (the "Adviser"), the Trust's administrator, Nationwide Advisory Services, Inc. (the "Administrator"), and the Trust's transfer agent, Nationwide Investors Services, Inc. (the "Transfer Agent").


                           WHEREAS, the Trust engages in business as an open-end
                  management investment company and is available to act as the investment vehicle for separate accounts established by insurance companies for individual and group life insurance policies and annuity contracts with variable accumulation and/or pay-out provisions (hereinafter referred to individually and/or collectively as "Variable Insurance Products");

                            WHEREAS, insurance companies desiring to utilize the
                  Trust as an investment vehicle under their Variable Insurance Products are required to enter into participation agreements with the Trust and the Administrator (the "Participating Insurance Companies");

                           WHEREAS, shares of the Trust are divided into several
                  series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available for Variable Insurance Products of Participating Insurance Companies;

                           WHEREAS, the Trust intends to offer shares of the
                  series set forth on Schedule B (each such series hereinafter referred to as a "Portfolio") as may be amended from time to time by mutual agreement of the parties hereto under this Agreement to the accounts of the Company specified on Schedule A (hereinafter referred to individually as an "Account"; collectively, the "Accounts")

                           WHEREAS, the Trust has obtained an order from the
                  Securities and Exchange Commission, granting the Trust exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by Variable Insurance Product separate accounts of both affiliated and unaffiliated insurance companies (hereinafter the "Shared Funding Exemptive Order");

                           WHEREAS, the Trust is registered as an open-end
                  management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act");

                           WHEREAS, the Adviser is duly registered as an
                  investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws;

                           WHEREAS, the Adviser is the investment adviser of the
                  Portfolios of the Trust;

                           WHEREAS, the Company has registered certain Variable
                  Insurance Products under the 1933 Act; and

                           WHEREAS, to the extent permitted by applicable
                  insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid Variable Insurance Products and the Trust is authorized to sell such shares to each such Account at net asset value.



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                                    ARTICLE 1
                                  THE CONTRACTS

         1. The Company represents that it has established each of the Accounts specified on Schedule A as a separate account under Texas law, and has registered each such Account as a unit investment trust under the 1940 Act to serve as an investment vehicle for variable annuity contracts and/ or variable life contracts offered by the Company (the "Contracts"). The Contracts provide for the allocation of net amounts received by the Company to separate divisions of the Account for investment in the shares of the Portfolios. Selection of a particular division is made by the Contract owner who may change such selection from time to time in accordance with the terms of the applicable Contract. The Company agrees to make every reasonable effort to market its Contracts. In marketing its Contracts, the Company will comply with all applicable state or Federal laws.

                                    ARTICLE 2
                                  TRUST SHARES

                  2.1 The Trust agrees to make available for purchase by the Company shares of the Portfolios and shall execute orders placed for each Account on a daily basis at the net asset value next computed after receipt by the Trust or its designee of such order. For purposes of this Section 2.1, the Company shall be the designee of the Trust for receipt of such orders from the Account and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order by 10:00 a.m. Eastern Time on the next following Business Day. Notwithstanding the foregoing, the Company shall use its best efforts to provide the Trust with notice of such orders by 9:30 a.m. Eastern Time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Securities and Exchange Commission, as set forth in the Trust's prospectus and statement of additional information. Notwithstanding the foregoing, the Board of Trustees of the Trust (hereinafter the "Board") may refuse to permit the Trust to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

                  2.2. The Trust agrees that shares of the Trust will be sold only to Participating Insurance Companies for their Variable Insurance Products and, in the Trust's discretion, to qualified pension and retirement plans. No shares of any Portfolio will be sold to the general public.

                  2.3. The Trust and the Transfer Agent agree to redeem for cash, on the Company's request, any full or fractional shares of the Trust held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 2.3, the Company shall be the designee of the Trust for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Trust; provided that the Transfer Agent receives notice of such request for redemption on the next following Business Day in accordance with the timing rules described in Section 2.1.

                  2.4. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Trust shall be made in accordance with the provisions of such prospectus. The Accounts of the Company, under which amounts may be invested in the Trust are listed on Schedule A attached hereto and incorporated herein by reference, as such Schedule A may be amended from time to time by mutual written agreement of all of the parties hereto. The Company will give the Trust and the Adviser concurrent written notice of its intention to make available in the future, as a funding vehicle under the Contracts, any other investment company.

                  2.5. The Company will place separate orders to purchase or redeem shares of each Portfolio. Each order shall describe the net amount of shares and dollar amount of each Portfolio to be purchased or redeemed. In the event of net purchases, the Company shall pay for Portfolio shares on the next Business Day after an order to purchase Portfolio shares is made in accordance with the provisions of Section
         2.1 hereof. Payment



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         shall be in federal funds transmitted by wire. In the event of net redemptions, the Portfolio shall pay the redemption proceeds in federal funds transmitted by wire on the next Business Day after an order to redeem Portfolio shares is made in accordance with the provisions of
         Section 2.3 hereof. Notwithstanding the foregoing, if the payment of redemption proceeds on the next Business Day would require the Portfolio to dispose of Portfolio securities or otherwise incur substantial additional costs, and if the Portfolio has determined to settle redemption transactions for all shareholders on a delayed basis, proceeds shall be wired to the Company within seven (7) days and the Portfolio shall notify in writing the person designated by the Company as the recipient for such notice of such delay by 3:00 p.m. Eastern Time on the same Business Day that the Company transmits the redemption order to the Portfolio.

                  2.6. Issuance and transfer of the Trust's shares will be by book entry only. Share certificates will not be issued to the Company or any Account. Shares ordered from the Trust will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

                  2.7. The Administrator shall use its best efforts to furnish same day notice by 5:00 p.m. Eastern Time (by wire or telephone, followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Trust's shares. The Company hereby elects to receive all such dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

                  2.8. The Administrator shall make the net asset value per share of each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. Eastern Time. In the event that the Administrator is unable to meet the 6:30 p.m. time stated immediately above, then the Administrator shall provide the Company with additional time to notify the Administrator of purchase or redemption orders pursuant to Sections 2.1 and 2.3, respectively, above. Such additional time shall be equal to the additional time that the Administrator takes to make the net asset values available to the Company; provided, however, that notification must be made by 10:00 a.m. Eastern Time on the Business Day such order is to be executed, regardless of when net asset value is made available.

         2.9. If the Administrator provides materially incorrect share net asset value information through no fault of the Company, the Company shall be entitled to an adjustment with respect to the Trust shares purchased or redeemed to reflect the correct net asset value per share as subsequently determined by the Administrator. The determination of the materiality of any net asset value pricing error shall be based on the Trust's policy for correction of pricing errors (the "Pricing Policy"). The correction of any such errors shall be made at the Company level pursuant to the Pricing Policy. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the Company.

                                    ARTICLE 3
       PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS, VOTING

                  3.1 The Trust shall provide the Company with as many printed copies of the Trust's current prospectus as the Company may reasonably request. The Administrator will provide the Company with a copy of the statement of additional information suitable for duplication. If requested by the Company, in lieu of providing printed copies, the Trust shall provide camera-ready film or computer diskettes containing the Trust's prospectus and statement of additional information in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Trust is amended during the year) to have the prospectus for the Contracts and the Trust's prospectus printed together in one document or separately. The Company may elect to print the Trust's prospectus and/or its statement of additional



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         information in combination with other investment companies'
         prospectuses and statements of additional information.

                  3.2(a). Except as otherwise provided in this Section 3.2, all expenses of preparing, setting in type and printing and distributing Trust prospectuses and statements of additional information shall be the expense of the Company. For prospectuses and statements of additional information provided by the Company to its existing owners of Contracts in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of setting in type, printing and distributing shall be borne by the Trust. If the Company chooses to receive camera-ready film or computer diskettes in lieu of receiving printed copies of the Trust's prospectus and/or statement of additional information, the Trust shall bear the cost of typesetting to provide the Trust's prospectus and/or statement of additional information to the Company in the format in which the Trust is accustomed to formatting prospectuses and statements of additional information, respectively, and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses and/or statements of additional information. In such event, the Trust will reimburse the Company in an amount equal to the product of x and y where x is the number of such prospectuses distributed to owners of the Contracts, and y is the Trust's per unit cost of printing the Trust's prospectuses. The same procedures shall be followed with respect to the Trust's statement of additional information. The Trust shall not pay any costs of typesetting, printing and distributing the Trust's prospectus and/or statement of additional information to prospective Contract owners.

                  3.2(b). The Trust, at the Company's expense, shall provide the Company with copies of Annual and Semi-Annual Reports (the "Reports") in such quantity as the Company shall reasonably require for distributing to Contract owners. The Trust, at its expense, shall provide the Contract owners designated by the Company with copies of its proxy statements and other communications to shareholders (except for prospectuses and statements of additional information, and which are covered in Section 3.2(a) above, and Reports). The Trust shall not pay any costs of distributing proxy-related materials, Reports, and other communications to prospective Contract owners.

                  3.2(c). The Company agrees to provide the Trust or its designee with such information as may be reasonably requested by the Trust to assure that the Trust's expenses do not include the cost of typesetting, printing or distributing any of the foregoing documents other than those actually distributed to existing Contract owners.

                  3.2(d). The Trust shall pay no fee or other compensation to the Company under this Agreement, except that if the Trust or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Trust may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Trust in writing.

                  3.2(e) All expenses, including expenses to be borne by the Trust pursuant to Section 3.2 hereof, incident to performance by the Trust under this Agreement shall be paid by the Trust. The Trust shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Trust, in accordance with applicable state laws prior to their sale. The Trust shall bear the expenses for the cost of registration and qualification of the Trust's shares.

                  3.3. The Trust's statement of additional information shall be obtainable from the Trust, the Administrator, the Company or such other person as the Trust may designate.

                  3.4. If and to the extent required by law, the Company shall with respect to proxy material distributed by the Trust to Contract owners designated by the Company to whom voting privileges are required to be extended:

                           (i) solicit voting instructions from Contract owners;

                           (ii) vote the Trust shares in accordance with
                  instructions received from Contract owners; and



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                           (iii) vote Trust shares for which no instructions
                  have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received, so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Trust shares held in any segregated asset account in its own right, to the extent permitted by law.

                                    ARTICLE 4
                         SALES MATERIAL AND INFORMATION

                  4.1. The Company shall furnish, or shall cause to be furnished, to the Trust, the Adviser or their designee, drafts of the separate accounts prospectuses and statements of additional information and each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company to prepare such material in which the Trust, the Adviser or the Administrator is described, at least ten Business Days prior to its use. No such material shall be used if the Trust, the Adviser, the Administrator or their designee reasonably objects to such use within ten Business Days after receipt of such material.

                  4.2. Neither the Company nor any person contracting with the Company to prepare sales literature or other promotional material shall give any information or make any representations or statements on behalf of the Trust or concerning the Trust in connection with the sale of the Contracts other than the information or representations contained in the registration statement or Trust prospectus, as such registration statement or Trust prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee, except with the permission of the Trust or its designee.

                  4.3. The Adviser shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material prepared by the Trust in which the Company or its Accounts, are described at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

                  4.4. Neither the Trust, the Administrator, the Transfer Agent, nor the Adviser shall give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts, other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement or prospectus may be amended or supplemented from time to time, or in published reports or solicitations for voting instruction for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

                  4.5. The Trust will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Trust or its shares, promptly after the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

                  4.6. The Company will provide to the Trust, upon the Trust's request, at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the investment in an Account or Contract, contemporaneously with the filing of such documents with the Securities and Exchange Commission or other regulatory authorities.

                  4.7. For purposes of this Article 4, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape, display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any



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         written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), and educational or training materials or other communications distributed or made generally available to some or all agents or employees.

                  4.8 The Company and its agents shall make no representations concerning the Trust except those contained in the then-current prospectus and Statement of Additional Information of the Trust and in current printed sales literature of the Trust.

                                    ARTICLE 5
                   ADMINISTRATIVE SERVICES TO CONTRACT OWNERS

                  5. Administrative services to Contract owners shall be the responsibility of the Company and shall not be the responsibility of the Trust or the Administrator. The Trust and the Administrator recognize that the Company will be the sole shareholder of Trust shares issued pursuant to the Contracts.

                                    ARTICLE 6
                         REPRESENTATIONS AND WARRANTIES

                  6.1. The Trust represents that it believes, in good faith, that the Trust is currently qualified as a regulated investment companies under Subchapter M of the Internal Revenue Code of 1986,as amended (the "Code") and that it will make every effort to maintain such qualification of the Trust and that it will notify the Company immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

                  6.2. The Company represents that it believes, in good faith, that the Contracts will at all times be treated as annuity contracts under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify the Trust immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

                  6.3.The Trust represents that it believes, in good faith, that the Funds will at all times comply with the diversification requirements set forth in Section 817(h) of the Code and Section 1.817-5(b) of the regulations under the Code, and that it will make every effort to maintain the Trust's' compliance with such diversification requirements, and that it will notify the Company immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that a Fund might not so qualify in the future.

                  6.4 . The Company represents and warrants that the interests of the Contracts are or will be registered unless exempt and that it will maintain such registration under the 1933 Act and the regulations thereunder to the extent required by the 1933 Act and that the Contracts will be issued and sold in compliance with all applicable federal and state laws and regulations. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under the Texas Insurance Code and the regulations thereunder and has registered or, prior to any issuance or sale of the Contracts, will maintain the registration of each Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act and the regulations thereunder, unless exempt therefrom, to serve as a segregated investment account for the Contracts. The Company shall amend its registration statement for its contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts.

                  6.5. The Company represents that it believes, in good faith, that the Variable Account is a "segregated asset account" and that interests in the Variable Account are offered exclusively through the purchase of a "variable contract," within the meaning of such terms under Section 1.8170-5(f) (2) of the regulations under the Code, and that it will make every effort to continue to meet such definitional requirements, and that it will notify the Trust immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.



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                  6.6. The Trust represents and warrants that it is and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount no less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. Such bond shall include coverage for larceny and embezzlement and shall be issued by a relevant bonding company.

                  6.7. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other entities dealing with the money or securities of the Trust are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, in an amount not less than five million dollars ($5,000,000). Such bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

                  6.9. The Trust represents that to the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Trust undertakes to have a majority of the disinterested members of the Board, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

                  6.10. The Administrator and Transfer Agent each represents and warrants that it complies with all applicable federal and state laws and regulations and that it will perform its obligations for the Trust and the Company in compliance with the laws and regulations of its state of domicile and any applicable state and federal laws and regulations.

                  6.11. The Trust shall provide the Company within ten (10) business days after the end of each calendar quarter a letter from the appropriate officer of the Trust certifying to the continued accuracy of the representations contained in Sections 6.1, 6.3, and 6.6.

                                    ARTICLE 7
                             STATEMENTS AND REPORTS

                  7.1 The Administrator or its designee shall provide the Company within five (5) business days after the end of each month a monthly statement of account confirming all transactions made during that month in the Account.

                  7.2 The Trust and Administrator agree to provide the Company no later than March 1 of each year with the investment advisory and other expenses of the Trust incurred during the Trust's most recently completed fiscal year, to permit the Company to fulfill its prospectus disclosure obligations under the SEC's variable annuity fee table requirements.

                                    ARTICLE 8
                               POTENTIAL CONFLICTS

                  8.1.The Board will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Trust. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority;
         (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

                  8.2. The Company will report in writing any potential or existing material irreconcilable conflict of which it is aware to the Administrator. Upon receipt of such report, the Administrator shall report the potential or existing material irreconcilable conflict to the Board. The Administrator shall also report to the Board on a



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         quarterly basis whether the Company has reported any potential or existing material irreconcilable conflicts during the previous calendar quarter. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract owner voting instructions are disregarded.

                  8.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account. No charge or penalty will be imposed as a result of such withdrawal. The Company agrees that it bears the responsibility to take remedial action in the event of a Board determination of an irreconcilable material conflict and the cost of such remedial action, and these responsibilities will be carried out with a view only to the interests of Contract owners.

                  8.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account (at the Company's expense); provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. No charge or penalty will be imposed as a result of such withdrawal. The Company agrees that it bears the responsibility to take remedial action in the event of a Board determination of an irreconcilable material conflict and the cost of such remedial action, and these responsibilities will be carried out with a view only to the interests of Contract owners.

                  8.5. For purposes of Sections 8.3 through 8.4 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 8.3 through 8.4 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.

                  8.6. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.

                  8.7. Each of the Company and the Adviser shall at least annually submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon them by the provisions hereof and in the Shared Funding Exemptive Order, and said reports, materials and data shall be submitted more frequently if deemed appropriate by the Board. Without limiting the generality of the foregoing or the Company's obligations under Section 8.2, the Company shall provide a written report to the Board no later than January 15th of each year indicating whether any material irreconcilable conflicts have arisen during the prior fiscal year of the Trust. All reports received by the Board of potential or existing conflicts, and all Board action with regard to determining the existence of a conflict, notifying Participating Insurance Companies of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board or other appropriate records, and such minutes or other records shall be made available to the Securities and Exchange Commission upon request.

                                    ARTICLE 9
                                 INDEMNIFICATION

         9.1. Indemnification By The Company

         9.1 (a). The Company agrees to indemnify and hold harmless the Trust, the Administrator, the Transfer Agent, the Adviser, and each member of their respective Boards and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 9.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts and:

                  (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Trust for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                  (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Trust not supplied by the Company, or persons under its control and other than statements or representations authorized by the Trust) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

                  (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Company; or

                  (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

                  (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; as limited by and in accordance with the provisions of Section 7.1(b) and 7.1(c) hereof.

         9.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

         9.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at as own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Company to such Indemnified Party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company shall not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

         9.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

         9.2. Indemnification by Administrator

         9.2(a). The Administrator agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 9.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Administrator) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

                  (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Trust or the Administrator by or on behalf of the Company, the Adviser, the Transfer Agent, Counsel for the Trust , the independent public accountant to the Trust , or any person or entity that is not acting as agent for or controlled by the Administrator for use in the registration statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

                  (ii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Administrator; or

                  (iii) arise as a result of any failure by the Administrator to provide the services and furnish the materials under the terms of this Agreement; or

                  (iv) arise out of or result from any material breach of any representation and/or warranty made by the Administrator in this Agreement or arise out of or result from any other material breach of this Agreement by the Administrator; as limited by and in accordance with the provisions of Section 9.2(b) and 9.2(c) hereof.

         9.2(b). The Administrator shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

         9.2(c). The Administrator shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Administrator in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Administrator of any such claim shall not relieve the Administrator from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Administrator will be entitled to participate, at its own expense, in the defense thereof. The Administrator also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Administrator to such Indemnified Party of the Administrator's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Administrator will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

         9.2(d). The Company agrees promptly to notify the Administrator of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account in which the Portfolios are made available.

         9.3. Indemnification by the Adviser

         9.3(a). The Adviser agrees to indemnify and hold harmless the Company and its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 9.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

                  (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or the Trust by or on behalf of the Company, the Administrator, the Transfer Agent, Counsel for the Trust, the independent public accountant to the Trust, or any person or entity that is not acting as agent for or controlled by the Adviser for use in the registration statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

                  (ii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Adviser; or

                  (iii) arise as a result of any failure by the Adviser to provide the services and furnish the materials under the terms of this Agreement; or

                  (iv) arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser; as limited by and in accordance with the provisions of Section 9.3(b) and 9.3(c) hereof.

         9.3(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

         9.3(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Adviser to such Indemnified Party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other then reasonable costs of investigation.

         9.3(d). The Company agrees to promptly notify the Adviser of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of each Account, or the sale or acquisition of shares of the Trust.

9.4. Indemnification by the Trust

         9.4(a). The Trust agrees to indemnify and hold harmless the Company and its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 9.4) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

                   (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished the Trust by or on behalf of the Adviser, the Company, the Transfer Agent, or the Administrator for use in the registration statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

                   (ii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust; or

                   (iii) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement; or

                   (iv) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Section 9.4(b) and 9.4(c) hereof.

         9.4(b). The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

         9.4(c). The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Trust to such Indemnified Party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other then reasonable costs of investigation.

         9.4(d). The Company agrees to promptly notify the Trust of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of each Account, or the sale or acquisition of shares of the Trust.

         9.5. Indemnification by Transfer Agent

         9.5(a). The Transfer Agent agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.5) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Transfer Agent) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

                   (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Trust or the Transfer Agent by or on behalf of the Company, the Adviser, the Administrator, Counsel for the Trust, the independent public accountant to the Trust, or any person or entity that is not acting as agent for or controlled by the Transfer Agent for use in the registration statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

                  (ii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Transfer Agent; or

                  (iii) arise as a result of any failure by the Transfer Agent to provide the services and furnish the materials under the terms of this Agreement; or

                  (iv) arise out of or result from any material breach of any representation and/or warranty made by the Transfer Agent in this Agreement or arise out of or result from any other material breach of this Agreement by the Transfer Agent; as limited by and in accordance with the provisions of Section 9.5(b) and 9.5(c) hereof.

         9.5(b). The Transfer Agent shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

         9.5(c). The Transfer Agent shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Transfer Agent in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Transfer Agent of any such claim shall not relieve the Transfer Agent from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Transfer Agent will be entitled to participate, at its own expense, in the defense thereof. The Transfer Agent also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Transfer Agent to such Indemnified Party of the Transfer Agent's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Transfer Agent will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

         9.5(d). The Company agrees promptly to notify the Transfer Agent of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account in which the Portfolios are made available.

                                   ARTICLE 10
                                 APPLICABLE LAW

         10.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Massachusetts.

         10.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                                   ARTICLE 11
                                   TERMINATION

         11.1. This Agreement shall continue in full force and effect until the first to occur of:

                  (a) termination by any party for any reason upon six-months advance written notice delivered to the other parties; or

                  (b) termination by the Company by written notice to the Trust, the Adviser, the Transfer Agent and the Administrator with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts. Reasonable advance notice of election to terminate shall be furnished by the Company, said termination to be effective ten (10) days after receipt of notice unless the Trust makes available a sufficient number of shares to reasonably meet the requirements of the Account within said ten (10) day period; or

                  (c) termination by the Company upon written notice to the Trust, the Adviser, the Transfer Agent and the Administrator with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment medium of the Contracts issued or to be issued by the Company. The terminating party shall give prompt notice to the other parties of its decision to terminate; or

                  (d) termination by the Company upon written notice to the Trust, the Adviser and the Administrator with respect to any Portfolio in the event that such portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision; or

                  (e) termination by the Company upon written notice to the Trust, the Adviser, the Transfer Agent and the Administrator with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Section 6.3 hereof; or

                  (f) termination by either the Trust, the Adviser, the Transfer Agent or the Administrator by written notice to the Company, if either one or more of the Trust, the Adviser, the Transfer Agent, or the Administrator, shall determine, in its or their sole judgment exercised in good faith, that the Company and/or their affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, provided that the Trust, the Adviser, the Transfer Agent or the Administrator will give the Company sixty (60) days' advance written notice of such determination of its intent to terminate this Agreement, and provided further that after consideration of the actions taken by the Company and any other changes in circumstances since the giving of such notice, the determination of the Trust, the Adviser, the Transfer Agent or the Administrator shall continue to apply on the 60th day since giving of such notice, then such 60th day shall be the effective date of termination; or

                  (g) termination by the Company by written notice to the Trust, the Adviser, the Transfer Agent and the Administrator, if the Company shall determine, in its sole judgment exercised in good faith, that either the Trust, the Adviser, the Transfer Agent or the Administrator has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, provided that the Company will give the Trust, the Adviser, the Transfer Agent and the Administrator sixty (60) days' advance written notice of such determination of its intent to terminate this Agreement, and provided further that after consideration of the actions taken by the Trust, the Adviser, the Transfer Agent or the Administrator and any other changes in circumstances since the giving of such notice, the determination of the Company shall continue to apply on the 60th day since giving of such notice, then such 60th day shall be the effective date of termination; or

                  (h) termination by the Trust, the Adviser, the Transfer Agent or the Administrator by written notice to the Company, if the Company gives the Trust, the Adviser, the Transfer Agent and the Administrator the written notice specified in Section 2.4 hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 11.1(h) shall be effective sixty (60) days after the notice specified in Section 2.4 was given; or

                  (i) termination by any party upon the other party's breach of any representation in Article 6 or a any material provision of this Agreement, which breach has not been cured to the satisfaction of the terminating party within ten (10) days after written notice of such breach is delivered to the Trust or the Company, as the case may be; or

                  (j) termination by the Trust, the Adviser, the Transfer Agent or Administrator by written notice to the Company in the event an Account or Contract is not registered (unless exempt from registration) or sold in accordance with applicable federal or state law or regulation, or the Company fails to provide pass-through voting privileges as specified in Section 3.4.

         11.2 Effect of Termination. Notwithstanding any termination of this Agreement, the Trust shall at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts") unless such further sale of Trust shares is proscribed by law, regulation or applicable regulatory body, or unless the Trust determines that liquidation of the Trust following termination of this Agreement is in the best interests of the Trust and its shareholders. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Trust, redemption of investments in the Trust and/or investment in the Trust upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 11.2 shall not apply to any terminations under Article 8 and the effect of such Article 8 terminations shall be governed by Article 8 of this Agreement.

         11.3. The Company shall not redeem Trust shares attributable to the Contracts (as distinct from Trust shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Trust, the Adviser and the Administrator the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Trust and the Adviser) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Trust or the Adviser 30 days notice of its intention to do so.

                                   ARTICLE 12
                                     NOTICES

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Trust:

         One Group Investment Trust
         Three Nationwide Plaza
         Columbus, Ohio  43215
         Attn: James F. Laird, Jr.

         If to the Administrator:

         Nationwide Advisory Services, Inc.
         Three Nationwide Plaza
         Columbus, Ohio  43215
         Attn: Karen Tackett, Director Strategic Development

         If to the Transfer Agent:

         Nationwide Investors Services, Inc.
         Three Nationwide Plaza
         Columbus, Ohio  43215
         Attn.: Karen Tackett

         If to the Adviser:

         Banc One Investment Advisors Corporation
         1111 Polaris Parkway, Suite B2
         Columbus, Ohio  43271-0211
         Attn:  Mark A. Beeson

         If to the Company:

         American General Annuity Insurance Company
         2929 Allen Parkway
         Houston, Texas ________
         Attn: _________________


                                   ARTICLE 13
                                  MISCELLANEOUS

         13.1. All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. Each of the Company, the Adviser, the Transfer Agent and the Administrator acknowledges and agrees that, as provided by the Trust's Amended and Restated Declaration of Trust, the shareholders, trustees, officers, employees and other agents of the Trust and the Portfolios shall not personally be bound by or liable for matters set forth hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder. The Trust's Amended and Restated Declaration of Trust is on file with the Secretary of State of Massachusetts.

         13.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

         13.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         13.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         13.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         13.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the National Association of Securities Dealers and state insurance regulators) and shall permit such authorities (and other parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         13.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

         13.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Adviser may, with advance written notice to the other parties hereto, assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Adviser if such assignee is duly licensed and registered to perform the obligations of the Adviser under this Agreement.

         13.9. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee upon request, copies of the following reports:

                  (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

                  (b) the Company's June 30th quarterly statements (statutory), as soon as practical and in any event within 45 days following such period;

                  (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

                  (d) any registration statement (without exhibits) and financial reports the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof; and

                  (e) any other public report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

         13.10 The names "One Group(R) Investment Trust" and `Trustees of One Group(R) Investment Trust" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated June 7, 1993 to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of `One Group Investment Trust' entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.





                            [SIGNATURE PAGES FOLLOW]

                             AMERICAN GENERAL ANNUITY INSURANCE COMPANY


                             By:
                                -------------------------------------------

                             Title:
                                    ---------------------------------------

                             ONE GROUP INVESTMENT  TRUST

                             By:
                                -------------------------------------------

                             Title:
                                    ---------------------------------------

                             BANC ONE INVESTMENT ADVISORS CORPORATION

                             By:
                                -------------------------------------------

                             Title:
                                    ---------------------------------------
                             NATIONWIDE ADVISORY SERVICES, INC.

                             By:
                                -------------------------------------------

                             Title:
                                    ---------------------------------------

                             NATIONWIDE INVESTORS SERVICES, INC.

                             By:
                                -------------------------------------------

                             Title:
                                    ---------------------------------------

                                   SCHEDULE A

                         SEPARATE ACCOUNTS AND CONTRACTS


-------------------------------------------- -----------------------------------
Name of Separate Account and Date            Form Numbers
Established by Board of Directors            Funded by Separate Account
-------------------------------------------- -----------------------------------
                                             Contract Form Nos:
A.G. Separate Account A
-------------------------------------------- -----------------------------------


-------------------------------------------- -----------------------------------


-------------------------------------------- -----------------------------------


-------------------------------------------- -----------------------------------


-------------------------------------------- -----------------------------------


-------------------------------------------- -----------------------------------


-------------------------------------------- -----------------------------------

                                   SCHEDULE B

PORTFOLIOS OF THE TRUST

One Group Investment Trust Bond Portfolio
One Group Investment Trust Government Bond Portfolio
One Group Investment Trust Balanced Portfolio
One Group Investment Trust Large Cap Growth Portfolio
One Group Investment Trust Equity Index Portfolio
One Group Investment Trust Diversified Equity Portfolio
One Group Investment Trust Mid Cap Growth Portfolio
One Group Investment Trust Diversified Mid Cap Portfolio
One Group Investment Trust Mid Cap Value Portfolio